SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2009
                              REVISED JUNE 16, 2009

                         AVE MARIA CATHOLIC VALUES FUND
                              AVE MARIA GROWTH FUND
                         AVE MARIA RISING DIVIDEND FUND
                           AVE MARIA OPPORTUNITY FUND
                               AVE MARIA BOND FUND

      This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2009, as it may be revised or supplemented from time to time.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at 888-726-9331, or on the Funds' website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.


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                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................4

CORPORATE BONDS AND PREFERRED STOCKS..........................................12

INVESTMENT LIMITATIONS........................................................15

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD............................18

THE INVESTMENT ADVISER........................................................22

THE SUB-ADVISER...............................................................25

PORTFOLIO MANAGERS............................................................25

SHAREHOLDER SERVICING PLAN....................................................27

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS................................28

PORTFOLIO TURNOVER............................................................32

CALCULATION OF SHARE PRICE....................................................32

SPECIAL SHAREHOLDER SERVICES..................................................33

TAXES.........................................................................35

REDEMPTION IN KIND............................................................38

HISTORICAL PERFORMANCE INFORMATION............................................38

PRINCIPAL SECURITY HOLDERS....................................................41

CUSTODIAN.....................................................................41

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................42

LEGAL COUNSEL.................................................................42

TRANSFER AGENT AND ADMINISTRATOR..............................................42

THE DISTRIBUTOR...............................................................42

FINANCIAL STATEMENTS..........................................................43

APPENDIX A (Ratings Descriptions).............................................44

APPENDIX B (Proxy Voting Policies and Procedures).............................48


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THE TRUST
---------

      Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund (formerly the Ave Maria Small Cap
Fund), the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Schwartz Value Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

      Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      The Ave Maria Bond Fund offers both Class R shares and Class I shares. Each Class of shares represents an interest in the same assets of the Ave Maria Bond Fund, has the same rights and is identical in all material respects except that: (1) Class R shares bear the expense of higher distribution fees; (2) certain other Class specific expenses may be borne solely by the Class to which such expenses are attributable, including printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each Class has exclusive voting rights relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares at a future date in its sole discretion.


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INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper if rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

      Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which


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

instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

      WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Funds will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

      When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the


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securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Funds will not accrue income with respect to a when-issued security prior to its stated delivery date. Each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities


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

so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

      LENDING PORTFOLIO SECURITIES. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

      Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

      The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

      In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities.

      U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government  obligations"  include
securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

      Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the


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agency or  instrumentality  issuing or guaranteeing  the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

      FOREIGN SECURITIES. Subject to the Funds' investment policies and quality standards, each Fund may invest in securities of foreign issuers that are either U.S. dollar-denominated or in securities of foreign issuers denominated in foreign currencies. Such securities may be traded domestically on a national securities exchange, including those traded domestically as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

      Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

      WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

      BORROWING AND PLEDGING. Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets in the case of the Ave Maria Catholic Values Fund, the Ave Maria

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Rising  Dividend Fund and the Ave Maria  Opportunity  Fund, and in an amount not exceeding 25% of total assets in the case of the Ave Maria Growth Fund and the Ave Maria Bond Fund. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. The Funds' policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund's net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.

      INVESTMENT COMPANY SHARES. Investment company shares are securities of other open-end or closed-end investment companies. Each Fund may invest in shares of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. An investment in shares of an investment company is not insured or guaranteed by any government agency.

      EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company shares that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      MORTGAGE-BACKED SECURITIES. The Ave Maria Bond Fund may invest in Mortgage-Backed Securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are described below.

      GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The Guaranteed Government Agency Mortgage-Backed Securities in which the Ave Maria Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of

1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the U.S. Government.

      FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the U.S. created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

      Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (1) foreclosure sale; (2) payment of claim by any mortgage insurer; or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

      MISCELLANEOUS. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Ave Maria Bond Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity. Certain classes of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

      Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

      No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities. Determination as to the liquidity of such securities will be made in accordance with guidelines adopted by the Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Ave Maria Bond Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

      Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and the London Interbank Offered Rate ("LIBOR") are among the most common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

      ILLIQUID INVESTMENTS. Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Trustees. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser and/or the Sub-Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

      ZERO COUPON SECURITIES. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit qualities.

      INFLATION-INDEXED SECURITIES. Inflation-indexed securities are income-generating instruments whose interest and principal payments are adjusted for inflation. Treasury inflation-protected securities (TIPs) are inflation-linked securities issued by the U.S. government. Inflation-indexed securities are also issued by corporations, U.S. government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds.

      Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%). If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for a Fund.

      SHORT-TERM TRADING. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

      The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. It is not the Adviser's intention to have the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund or the Ave Maria Opportunity Fund invested in debt securities primarily for capital appreciation; each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

      Although the Funds (except for the Ave Maria Bond Fund) invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. Each Fund does not hold, nor intends to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. A Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

      See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

      PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

      RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

      Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

      The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

      When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect a Fund's ability to dispose of portfolio securities at a desirable price.

      In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

AVE MARIA CATHOLIC VALUES FUND, AVE MARIA RISING DIVIDEND FUND AND AVE MARIA OPPORTUNITY FUND

      Under these fundamental limitations, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund MAY NOT:

      1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

      2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      3.    Invest 25% or more of the Fund's total assets in any one industry.

      4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

      5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

      6. Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

      7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

      8.    Invest for the purpose of exercising control of management.

      9. Issue senior securities as defined in the Investment Company Act of 1940, as amended, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

      10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

      12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

      13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

         The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

AVE MARIA GROWTH FUND AND AVE MARIA BOND FUND

      The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

      1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

      3. Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

      4. Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

      5. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

      6. Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

      7. Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      8. Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

      9. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

      10. Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

      The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

      1. Neither Fund's investments in illiquid securities will exceed 15% of the value of its net assets.

      2. Neither Fund will make investments for the purpose of exercising control or management of any company.

      3.    Neither  Fund  will  mortgage,   pledge  or  hypothecate  more  than
one-third of its total assets.

      The Ave Maria Bond Fund has never engaged in, nor does it presently intend to engage in, any of the following transactions referred to above in fundamental investment limitation 2 -- entering into interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.

      With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and investing in illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING         TRUST
                                         LENGTH OF      POSITION(S) HELD            PAST 5 YEARS AND              OVERSEEN BY
NAME, ADDRESS AND AGE                   TIME SERVED        WITH TRUST      DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE

INTERESTED TRUSTEE:
*George P. Schwartz, CFA (age 64)          Since        Trustee/Chairman   President and Chief Investment             6
3707 W. Maple Road, Suite 100           August 1992         President      Officer of Schwartz Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 62)             Since             Trustee       Chairman   of   Payroll   1,  Inc.         6
3707 W. Maple Road, Suite 100           January 1993                       (payroll processing company)
Bloomfield Hills, MI 48301

John E. Barnds (age 77)                    Since             Trustee       Retired First Vice President of            6
3707 W. Maple Road, Suite 100           January 2005                       National Bank of Detroit
Bloomfield Hills, MI  48301                                                (renamed  JP Morgan Chase &
                                                                           Company)

Peter F. Barry (age 81)                    Since             Trustee       Retired President of Cadillac              6
3707 W. Maple Road, Suite 100           January 2004                       Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)
Joseph M. Grace (age 72)                   Since             Trustee       Retired Senior Vice President of           6
3707 W. Maple Road, Suite 100           August 2007                        National Bank of Detroit
Bloomfield Hills, MI 48301                                                 (renamed  JP Morgan Chase &
                                                                           Company)

Louis C. Bosco, Jr. (age 73)               Since             Trustee       Partner of Bosco Development               6
3707 W. Maple Road, Suite 100          December 2008                       Company (real estate firm)
Bloomfield Hills, MI  48301

EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA (age 58)      Since         Vice President    Executive Vice President and
3707 W. Maple Road, Suite 100           January 1993      and Secretary    Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                 Counsel, Inc.

*Timothy S. Schwartz (age 37)              Since          Treasurer and    Vice President and Treasurer of
3707 W. Maple Road, Suite 100            April 2000     Chief Compliance   Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301                                  Officer

* George P. Schwartz, Richard L. Platte, Jr. and Timothy S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz is the son of George P. Schwartz.

      BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds, Peter F. Barry, Joseph M. Grace and Louis C. Bosco, Jr. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the

Trust; and receiving and investigating evidence of a material violation of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2008.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2008.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Aggregate Dollar
                                                                                                                    Range of Shares
                              Ave Maria                           Ave Maria         Ave Maria                        of All Funds
                           Catholic Values     Ave Maria       Rising Dividend     Opportunity        Ave Maria       Overseen by
Name of Trustee                 Fund          Growth Fund           Fund               Fund           Bond Fund         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz, CFA     Over $100,000    Over $100,000      Over $100,000   $50,001 - $100,000  Over $100,000    Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Donald J. Dawson, Jr.           None             None               None               None             None       $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------
John E. Barnds                  None             None               None               None             None             None
-----------------------------------------------------------------------------------------------------------------------------------
Peter F. Barry                  None       $10,001 - $50,000  $10,001 - $50,000        None             None         Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Joseph M. Grace                 None         $1 - $10,000       $1 - $10,000           None             None         $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------------------
Louis C. Bosco, Jr.             None             None               None               None             None             None
-----------------------------------------------------------------------------------------------------------------------------------

      THE CATHOLIC  ADVISORY  BOARD.  The Catholic  Advisory  Board  attempts to ensure that each Fund's investments are consistent with core values and teachings of the Roman Catholic Church. Each member of the Catholic Advisory Board is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser and/or the Sub-Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

      The Funds only invest in equity securities and corporate debt securities if they meet the Funds' religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

      His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but receives no compensation from the Funds, nor is he affiliated with the Funds in any way.

      The following is a list of the members of the Catholic Advisory Board:

                                               Length of                      Principal Occupation(s) During
    Name, Address and Age                     Time Served                              Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Paul R. Roney, Chairman (age 51)            Since April 2001       Executive Director of the Ave Maria Foundation
3707 W. Maple Road, Suite 100                                      (a non-profit foundation supporting Roman Catholic
Bloomfield Hills, MI 48301                                         organizations); President of Domino's Farms Corp.

Lou Holtz (age 72)                          Since April 2007       Former football coach at University of Notre Dame among
3707 W. Maple Road, Suite 100                                      others, ESPN college football analyst, author and
Bloomfield Hills, MI 48301                                         motivational speaker

Larry Kudlow (age 61)                       Since July 2005        Economist, author, nationally syndicated columnist,
3707 W. Maple Road, Suite 100                                      contributing editor of National Review magazine and host
Bloomfield Hills, MI 48301                                         of CNBC's "The Kudlow Report"; Chief Executive Officer of
                                                                   Kudlow & Co., LLC (an economic and investment research
                                                                   firm)

Thomas S. Monaghan (age 72)                 Since April 2001       Chairman of the Ave Maria Foundation (a non-profit
3707 W. Maple Road, Suite 100                                      foundation supporting Roman Catholic organizations);
Bloomfield Hills, MI 48301                                         Chancellor of Ave Maria University

Michael J. Novak (age 75)                   Since April 2001       Theologian, author, columnist and former U.S. Ambassador;
3707 W. Maple Road, Suite 100                                      Director of Social and Political Studies of the American
Bloomfield Hills, MI 48301                                         Enterprise Institute

Phyllis Schlafly (age 84)                   Since April 2001       Author, columnist and radio commentator; President of
3707 W. Maple Road, Suite 100                                      Eagle Forum (an organization promoting conservative,
Bloomfield Hills, MI 48301                                         pro-life and pro-family values)

      The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

      COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser, the Sub-Adviser, or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Trustee who is not affiliated with the Adviser, the Sub-Adviser, or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. The Chairman of the Catholic Advisory Board receives an annual retainer of $12,000, payable quarterly, and each member of the Catholic Advisory Board receives a fee of $2,000 for each Advisory Board meeting attended (except that such fee is $2,500 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2008 to Trustees and members of the Catholic Advisory Board (CAB):

                              Aggregate         Pension or       Estimated Annual   Total Compensation
                            Compensation        Retirement        Benefits Upon     From the Funds and
Name and Position          From the Funds    Benefits Accrued       Retirement         Fund Complex
-----------------          --------------    ----------------       ----------         ------------
George P. Schwartz*              None              None                None                None
  PRESIDENT/TRUSTEE
Donald J. Dawson, Jr.          $ 27,500            None                None              $ 33,000
  TRUSTEE
John E. Barnds                 $ 25,833            None                None              $ 31,000
  TRUSTEE
Peter F. Barry                 $ 25,833            None                None              $ 31,000
  TRUSTEE
Joseph M. Grace                $ 25,833            None                None              $ 31,000
  TRUSTEE
Louis C. Bosco, Jr.**            None              None                None                None
  TRUSTEE
Paul R. Roney                  $ 19,000            None                None              $ 19,000
  CAB MEMBER
Lou Holtz                      $  3,500            None                None              $  3,500
  CAB MEMBER
Larry Kudlow                     None              None                None                None
  CAB MEMBER
Thomas S. Monaghan             $  5,500            None                None              $  5,500
  CAB MEMBER
Michael J. Novak               $  4,000            None                None              $  4,000
  CAB MEMBER
Phyllis Schlafly               $  5,500            None                None              $  5,500
  CAB MEMBER

* "Interested person" of the Trust as defined by the Investment Company Act of 1940.
**    Elected to the Board of Trustees on December 22, 2008.

THE INVESTMENT ADVISER
----------------------

      Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investment process. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund each pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of such Fund's average daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.30% of its average daily net assets.

      During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Catholic Values Fund accrued advisory fees of $1,970,722, $2,760,220 and $2,467,162, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $81,529 and $40,693 during the fiscal years ended December 31, 2008 and 2006, respectively. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Growth Fund accrued advisory fees of $1,052,179, $1,058,040 and $726,474, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during such years by $104,027, $65,346 and $90,617, respectively. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Rising Dividend Fund accrued advisory fees of $557,988, $595,285 and $229,848, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $19,794 during the fiscal year ended December 31, 2006. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Opportunity Fund accrued advisory fees of $133,776, $202,586 and $112,052; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser did not collect any of its advisory fees and reimbursed the Fund for $4,601 of other operating expenses during the fiscal year ended December 31, 2008 and reduced its advisory fees during the fiscal years ended December 31, 2007 and 2006 by $110,801 and $73,278, respectively. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Bond Fund accrued advisory fees of $142,678, $128,134 and $155,008, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $138,241 and reimbursed the Fund for $865 of other operating expenses during the fiscal year ended December 31, 2008 and did not collect any of its advisory fees and reimbursed the Fund for $5,637 and $22,970 of other operating expenses for the fiscal years ended December 31, 2007 and 2006, respectively.

      Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser and members of the Catholic Advisory Board, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse the Adviser for compensation and expenses of the Trust's Chief Compliance Officer, who is an employee of the Adviser. During the fiscal year ended December 31, 2008, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund reimbursed the Adviser $10,266, $5,794, $4,244, $900 and $2,748, respectively, for compensation and expenses of the Trust's Chief Compliance Officer. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

      Pursuant to an Expense Limitation Agreement in effect until May 1, 2010, the Adviser has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary so that ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation and other extraordinary expenses) do not exceed an amount equal to 1.50% annually of the average daily net assets of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund, 1.25% annually of the average daily net assets of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund, and 0.70% and 0.40% annually of the average daily net assets allocable to Class R shares and Class I shares, respectively, of the Ave Maria Bond Fund.

      Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the time such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. During the fiscal year ended December 31, 2007, the Adviser received $23,171 from the Ave Maria Catholic Values Fund and $44,436 from the Ave Maria Rising Dividend Fund in repayment of fee reductions in prior fiscal periods. As of December 31, 2008, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

            Ave Maria Catholic Values Fund     $ 122,222
            Ave Maria Growth Fund              $ 259,990
            Ave Maria Opportunity Fund         $ 322,456
            Ave Maria Bond Fund                $ 450,855

      As of December 31, 2008, the Adviser may recapture a portion of the above amounts no later than the dates reflected in the table below:

                                   Dec. 31, 2009   Dec. 31, 2010   Dec. 31, 2011
                                   -------------   -------------   -------------
Ave Maria Catholic Values Fund       $  40,693              --       $  81,529
Ave Maria Growth Fund                $  90,617       $  65,346       $ 104,027
Ave Maria Opportunity Fund           $  73,278       $ 110,801       $ 138,377
Ave Maria Bond Fund                  $ 177,978       $ 133,771       $ 139,106

      By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by:
(1) the Board of Trustees; or (2) a vote of a majority of a Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

      The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the "Sub-Adviser") to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.

      Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.30% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser voluntarily agreed to waive its sub-advisory fees during the period from September 1, 2007 through April 30, 2008 to the extent necessary to reduce its fees to the annual rate of 0.25% of the value of the Ave Maria Growth Fund's average daily net assets. Prior to September 1, 2007, the Adviser paid the Sub-Adviser a fee at an annual rate of 0.40% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser's fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund. For the fiscal years ended December 31, 2008, 2007 and 2006, the Adviser paid sub-advisory fees to the Sub-Adviser of $267,378, $342,154 and $254,343, respectively.

      By its terms, the Sub-Advisory Agreement will remain in force from year-to-year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Ave Maria Growth Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding shares, or by the Adviser or the Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      The portfolio  managers for the Ave Maria Catholic  Values Fund are George
P. Schwartz, CFA and Gregory R. Heilman, CFA. The portfolio manager for the Ave Maria Growth Fund is James L. Bashaw, CFA, who is President of the Sub-Adviser, JLB & Associates, Inc. The portfolio managers for the Ave Maria Rising Dividend Fund are George P. Schwartz, CFA and Richard L. Platte, Jr., CFA. The portfolio manager for the Ave Maria Opportunity Fund is Timothy S. Schwartz, CFA. The portfolio manager for the Ave Maria Bond Fund is Richard L. Platte, Jr., CFA. The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser or the Sub-Adviser.

OTHER ACCOUNTS MANAGED

         The following table indicates the other accounts managed by the portfolio managers as of December 31, 2008. None of these accounts has an advisory fee based on the performance of the account.

                                                                                                      Number of
                                                                       Total                           Accounts        Total Assets
                                                                     Number of         Total         Managed with       of Accounts
                                                                       Other      Assets of Other    Advisory Fee      with Advisory
           Name of                                                   Accounts        Accounts          Based on        Fee Based on
     Portfolio Manager                  Type of Accounts              Managed         Managed         Performance       Performance
     -----------------                  ----------------              -------         -------         -----------       -----------
George P. Schwartz, CFA        Registered Investment Companies:          1         $ 27 million            0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                           0              $ 0                0                $ 0

Richard L. Platte, Jr., CFA    Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          10         $ 69 million            0                $ 0

Gregory R. Heilman, CFA        Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          11         $  6 million            0                $ 0

James L. Bashaw, CFA           Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          185        $162 million            0                $ 0

Timothy S. Schwartz, CFA       Registered Investment Companies:          1         $ 27 million            0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                           0              $ 0                0                $ 0

POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for two different Funds, or for a Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser's other clients come first.

COMPENSATION

      Each of the portfolio managers, except for Mr. Bashaw, receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by George P. Schwartz in determining the portfolio managers' annual bonuses. Compensation of Messrs. George Schwartz, Timothy Schwartz, Platte and Heilman also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. No portfolio manager's compensation is directly based upon the performance of any Fund nor the value of the Funds' assets.

      Mr. Bashaw is compensated by the Sub-Adviser. Compensation received by Mr. Bashaw from the Sub-Adviser includes a fixed annual cash salary plus profits of the Sub-Adviser. The profitability of the Sub-Adviser depends primarily upon the value of accounts under management, including the Ave Maria Growth Fund.

OWNERSHIP OF FUND SHARES

      The following table indicates the dollar range of shares of the Funds beneficially owned by the portfolio managers as of December 31, 2008:

------------------------------------------------------------------------------------------------------------------------------------
                          Dollar Range of       Dollar Range of     Dollar Range of Ave   Dollar Range of Ave    Dollar Range of
                        Ave Maria Catholic     Ave Maria Growth        Maria Rising        Maria Opportunity   Ave Maria Bond Fund
       Name of          Values Fund Shares        Fund Shares      Dividend Fund Shares       Fund Shares      Shares Beneficially
  Portfolio Manager     Beneficially Owned    Beneficially Owned    Beneficially Owned    Beneficially Owned          Owned
------------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz     $500,001 - 1,000,000   $100,001 - $500,000   $100,001 - $500,000   $50,001 - $100,000   $100,001 - $500,000
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Platte, Jr.     $1 - $10,000        $10,001 - $50,000     $10,001 - $50,000           None           $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Gregory R. Heilman      $100,001 - $500,000          None            $10,001 - $50,000           None                  None
------------------------------------------------------------------------------------------------------------------------------------
James L. Bashaw                None                  None                  None                  None                  None
------------------------------------------------------------------------------------------------------------------------------------
Timothy S. Schwartz            None                  None                  None              $1 - $10,000              None
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN (AVE MARIA CATHOLIC VALUES FUND, AVE MARIA GROWTH FUND AND AVE MARIA BOND FUND ONLY)
--------------------------------------------------------------------------------

      The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan") that permits the Funds to pay compensation to the Funds' principal underwriter, broker-dealers and other financial intermediaries that have clients who invest in the Funds or that have a servicing relationship with the beneficial owners of shares of the Funds. These Funds may incur expenses under the Plan in an amount not to exceed .25% per annum of the Fund's average daily net assets, except that such limitation is .10% per annum of the average daily net assets of the Ave Maria Bond Fund allocable to Class I shares. During the fiscal year ended December 31, 2008, the total fees accrued by the Ave Maria Catholic Values Fund pursuant to the Plan were $492,681; the total fees accrued by the Ave Maria Growth Fund pursuant to the Plan were $263,045; and the total fees accrued by Class R shares of the Ave Maria Bond Fund pursuant to the Plan were $78,995. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personnel and account maintenance services to Fund shareholders.

      The Plan will continue in effect from year-to-year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated with respect to a Fund at any time without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund. In the event the Plan is terminated in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

      Expenditures made by a Fund under the Plan will not benefit all shareholders of the Fund equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that such Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for service fees under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of his affiliation with the Adviser, George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

      Decisions regarding the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Catholic Values Fund paid brokerage commissions of $432,692, $436,421 and $410,325, respectively; the Ave Maria Growth Fund paid brokerage commissions of $42,824, $35,665 and $29,156, respectively; the Ave Maria Rising Dividend Fund paid brokerage commissions of $73,794, $113,013 and $41,102, respectively; the Ave Maria Opportunity Fund paid brokerage commissions of $139,289, $127,743 and $63,773, respectively; and the Ave Maria Bond Fund paid brokerage commissions of $12,200, $14,720 and $8,643, respectively.

      The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by ss.28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2008, the amount of transactions and related commissions directed to brokers by the Ave Maria Catholic Values Fund because of research services provided were $212,724,357 and $411,024, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Growth Fund because of research services provided were $31,709,601 and $34,744, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Rising Dividend Fund because of research services were $35,174,441 and $59,570, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Opportunity Fund because of research services provided were $45,223,649 and $119,624, respectively; and the amount of transactions and related commissions directed to brokers by the Ave Maria Bond Fund because of research services provided were $4,449,187 and $8,600, respectively.

      The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

      The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

      As of December 31, 2008, the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund owned common stock issued by the parent company of BB&T Investment Services, Inc., one of the Trust's regular broker-dealers as defined by the 1940 Act, which common stock had a market value of $1,373,000 and $1,373,000, respectively, as of such date. As of December 31, 2008, the Ave Maria Bond Fund owned common stock and bonds issued by the parent company of BB&T Investment Services, Inc., which common stock and bonds had a market value of $343,250 and $951,879, respectively, as of such date.

      CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission's website at http://www.sec.gov.

      PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

      o Each Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

      o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

----------------------------------------------------------------------------------------------------------------------
                                                                                             RECEIPT OF COMPENSATION
                                                      TIMING OF RELEASE AND CONDITIONS OR   OR OTHER CONSIDERATION BY
NAME OF RATING                                          RESTRICTIONS ON USE OF PORTFOLIO      THE FUND OR AFFILIATED
OR RANKING ORGANIZATION     INFORMATION PROVIDED              HOLDINGS INFORMATION                    PARTY
----------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.           CUSIP, security           Provided monthly, with a 30-day                 None
                            description, shares/par   lag. No formal conditions or
                            value, market value,      restrictions.
                            coupon rate, maturity
                            date and fixed income
                            survey
----------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, shares/par         Provided monthly, with a 30-day                 None
                            value, market value,      lag.  No formal conditions or
                            security description,     restrictions.  Bloomberg has
                            coupon rate, maturity     indicated that it requires all
                            date and percent of       employees to sign confidentiality
                            total net assets          agreements acknowledging all
                                                      information received during their
                                                      employment must be used for
                                                      legitimate business purposes only.
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's, Inc.     CUSIP, security           Provided monthly, with a 30-day                 None
                            description, shares/par   lag.  No formal conditions or
                            value, market value,      restrictions.  S&P has indicated
                            coupon rate, maturity     that its employees are required to
                            date and percent of       follow a code of business conduct
                            total net assets          that prohibits them from using
                                                      portfolio information for anything
                                                      other than performing their job
                                                      responsibilities; S&P employees
                                                      must certify annually that they
                                                      have followed this code of business
                                                      conduct.
----------------------------------------------------------------------------------------------------------------------
Lipper                      CUSIP, shares/par         Provided monthly, with a 30-day                 None
                            value, market value,      lag.  No formal conditions or
                            security description,     restrictions.  Lipper has indicated
                            total net assets,         that it will not trade based on the
                            coupon rate, maturity     Fund's portfolio information, and
                            date                      it prohibits its employees from any
                                                      such trading.
----------------------------------------------------------------------------------------------------------------------

      o These policies relating to disclosure of the Funds' holdings of portfolio securities do not prohibit: (i) disclosure of information to the Funds' investment advisers or to other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, accountants, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

      o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Funds' investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment advisers or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

      A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the portfolio turnover rate of each Fund, except for the Ave Maria Opportunity Fund, normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

      Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser or the Sub-Adviser, as applicable, believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Catholic Values Fund's portfolio turnover rate was 53%, 52% and 59%, respectively; the Ave Maria Growth Fund's portfolio turnover rate was 22%, 9% and 13%, respectively; the Ave Maria Rising Dividend Fund's portfolio turnover rate was 39%, 41% and 65%, respectively; the Ave Maria Bond Fund's portfolio turnover rate was 63%, 45% and 21%, respectively; and the Ave Maria Opportunity Fund's portfolio turnover rate was 276%, 126% and 102% (annualized), respectively. The higher portfolio turnover rate for the Ave Maria Opportunity Fund during the most recent fiscal year was attributable to increased shareholder activity and repositioning of the portfolio during extraordinary market conditions.

CALCULATION OF SHARE PRICE
--------------------------

      The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr.

Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

      In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

      As noted in the Prospectus, the Funds offer the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

      AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the share price determined on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:

                             Ave Maria Mutual Funds
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

      You may request an exchange in writing or by telephone (888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

      The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

      The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

      Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2008, the Ave Maria Rising Dividend Fund had a capital loss carryforward acquired in a merger with the Catholic Equity Fund (a series of The Catholic Funds, Inc.) of $114,291, of which $108,803 expires September 30, 2009 and $5,488 expires September 30, 2010. As of December 31, 2008, the Funds had the following additional capital loss carryforwards for federal income tax purposes:

-----------------------------------------------------------------------------------------------------------------
                       Ave Maria                             Ave Maria            Ave Maria
                        Catholic         Ave Maria        Rising Dividend        Opportunity         Ave Maria
Expires:              Values Fund       Growth Fund            Fund                 Fund             Bond Fund
-----------------------------------------------------------------------------------------------------------------
Dec. 31, 2015         $        --       $       --          $        --          $   777,264          $      --
-----------------------------------------------------------------------------------------------------------------
Dec. 31, 2016         $ 1,636,432       $   16,221          $ 4,221,818          $ 4,370,650          $  45,002
-----------------------------------------------------------------------------------------------------------------

These capital loss  carryforwards  may be utilized in future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

      Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

      Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

      Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

      Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV

Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Funds may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

      The table below shows the average annual total returns of the Funds for periods ended December 31, 2008:

                                                                        Since Inception
                                             One Year     Five Years     (May 1, 2001)
                                             --------     ----------     -------------
Ave Maria Catholic Values Fund
   Return Before Taxes                       -36.83%        -2.54%           1.63%
   Return After Taxes on Distributions       -36.84%        -2.89%           1.36%
   Return After Taxes on Distributions
      and Sale of Fund Shares                -23.93%        -1.99%           1.49%

                                                                        Since Inception
                                             One Year     Five Years     (May 1, 2003)
                                             --------     ----------     -------------
Ave Maria Growth Fund
   Return Before Taxes                       -32.10%         1.35%           5.01%
   Return After Taxes on Distributions       -32.10%         1.27%           4.94%
   Return After Taxes on Distributions
      and Sale of Fund Shares                -20.87%         1.18%           4.35%

                                                                        Since Inception
                                             One Year                    (May 2, 2005)
                                             --------                    -------------
Ave Maria Rising Dividend Fund
   Return Before Taxes                       -22.79%                        -0.95%
   Return After Taxes on Distributions       -23.04%                        -1.37%
   Return After Taxes on Distributions
      and Sale of Fund Shares                -14.40%                        -0.71%

                                                                        Since Inception
                                             One Year                    (May 1, 2006)
                                             --------                    -------------
Ave Maria Opportunity Fund
   Return Before Taxes                       -32.19%                       -13.85%
   Return After Taxes on Distributions       -32.23%                       -14.16%
   Return After Taxes on Distributions
      and Sale of Fund Shares                -20.87%                       -11.59%

                                                                        Since Inception
                                             One Year     Five Years     (May 1, 2003)
                                             --------     ----------     -------------
Ave Maria Bond Fund (Class I)
   Return Before Taxes                         0.42%         3.79%           3.80%
   Return After Taxes on Distributions        -0.77%         2.49%           2.56%
   Return After Taxes on Distributions
      and Sale of Fund Shares
                                               0.42%         2.59%           2.62%

Ave Maria Bond Fund (Class R)
   Return Before Taxes                         0.30%         3.47%           3.48%
   Return After Taxes on Distributions        -0.82%         2.27%           2.34%
   Return After Taxes on Distributions
      and Sale of Fund Shares                  0.34%         2.37%           2.40%

      Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2008 was 13.21%. For the period since inception (May 1, 2003) to December 31, 2008, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 31.94%, and the cumulative returns of the Ave Maria Bond Fund as calculated in this manner were 21.38% for Class R shares and 23.51% for Class I shares. The cumulative return for the Ave Maria Rising Dividend Fund as calculated in this manner for the period since inception (May 2, 2005) to December 31, 2008 was -3.44%. The cumulative return for the Ave Maria Opportunity Fund as calculated in this manner for the period since inception (May 1, 2006) to December 31, 2008 was -32.83%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rate of return for the three years ended December 31, 2008 is -11.54% for the Ave Maria Catholic Values Fund, -4.27% for the Ave Maria Growth Fund, and 3.88% and 3.64% for Class I and Class R shares, respectively, of the Ave Mara Bond Fund. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

      From time to time, the Ave Maria Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2 [(a-b/cd + 1)^6 - 1]

Where:
a =   dividends and interest earned during the period
b =   expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =   the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of Class R shares and Class I shares of the Ave Maria Bond Fund for the 30-day period ended December 31, 2008 were 4.01% and 4.39%, respectively.

      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Standard & Poor's 500 Dividend Aristocrats Index, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

      In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

      As of April 1, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 7.7% of the outstanding shares of the Ave Maria Growth Fund, 5.8% of the outstanding shares of the Ave Maria Catholic Values Fund and 7.2% of the outstanding shares of the Ave Maria Opportunity Fund; Louis C. and Mary Jo Argenta, c/o Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 14.7% of the outstanding shares of the Ave Maria Opportunity Fund; the Community Foundation for Southeast Michigan, 333 W. Fort Street, Suite 2010, Detroit, Michigan 48226, owned of record 10.2% of the outstanding shares of the Ave Maria Bond Fund; Saxon & Co., P.O. Box 7780-1888, Philadelphia, Pennsylvania 19182, owned of record 16.7% of the outstanding shares of the Ave Maria Rising Dividend Fund; and Calhoun & Co., c/o Comerica Bank, Detroit, Michigan 48275, owned of record 11.4% of the outstanding shares of the Ave Maria Bond Fund (including 100% of the Ave Maria Bond Fund's Class I shares) and 13.7% of the outstanding shares of the Ave Maria Opportunity Fund.

      As of April 1, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.

CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, U.S. Bank, N.A. acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of  Deloitte  & Touche  LLP,  111 South  Wacker  Drive,  Chicago,
Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2009. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

      Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR
--------------------------------

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Funds pursuant to a Mutual Fund Services Agreement with Ultimus. Ultimus maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund (except the Ave Maria Bond Fund) pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets and the Ave Maria Bond Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

      During the fiscal years ended December 31, 2008, 2007 and 2006, Ultimus received fees from the Ave Maria Catholic Values Fund of $296,172, $414,082 and $370,007, respectively; fees from the Ave Maria Growth Fund of $158,157, $158,800 and $109,000, respectively; fees from the Ave Maria Rising Dividend Fund of $111,772, $119,171 and $49,354, respectively; fees from the Ave Maria Opportunity Fund of $48,000, $48,000 and $32,000, respectively; and fees from the Ave Maria Bond Fund of $49,369, $48,000 and $53,031, respectively.

THE DISTRIBUTOR
---------------

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

      Prior to September 1, 2006, shares of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund were subject to a contingent deferred sales charge. During the fiscal year ended December 31, 2006, the Distributor collected $1,337, $2,091 and $565 in contingent deferred sales charges on redemptions of shares of the Ave Maria Catholic Values Fund, shares of the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund, respectively.

FINANCIAL STATEMENTS
--------------------

      The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2008.

                        APPENDIX A (RATINGS DESCRIPTIONS)
                        ---------------------------------

      The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as   medium-grade
obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well-assured. Earnings and asset protection may be very moderate and not well-safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C - A preferred stock rated C is a non-paying issue.

      D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

                APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
                -------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General Policy for Voting Proxies
---------------------------------
SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------
SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------
SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------
SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------
SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

      o     Ability to re-price underwater options

      o Ability to issue options with an exercise price below the stock's current market price.

      o     Ability to issue reload options.

      o     Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

      o     Requiring senior executives to hold a minimum amount of stock in the
            company   (frequently   expressed  as  a  certain  multiple  of  the
            executive's salary).

      o Requiring stock acquired through option exercise to be held for a certain period of time.

      o     Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. SICI will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------
SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2009
                              REVISED JUNE 16, 2009

                               SCHWARTZ VALUE FUND

      This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2009, as it may be revised or supplemented from time to time.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at 888-726-0753, or on the Fund's website: www.schwartzvaluefund. com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................3

CORPORATE BONDS AND PREFERRED STOCKS...........................................9

INVESTMENT LIMITATIONS........................................................11

TRUSTEES AND OFFICERS.........................................................13

THE INVESTMENT ADVISER........................................................16

PORTFOLIO MANAGERS............................................................17

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS................................18

PORTFOLIO TURNOVER............................................................21

CALCULATION OF SHARE PRICE....................................................22

SPECIAL SHAREHOLDER SERVICES..................................................22

TAXES.........................................................................24

REDEMPTION IN KIND............................................................26

HISTORICAL PERFORMANCE INFORMATION............................................27

PRINCIPAL SECURITY HOLDERS....................................................29

CUSTODIAN.....................................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................29

LEGAL COUNSEL.................................................................29

TRANSFER AGENT AND ADMINISTRATOR..............................................30

THE DISTRIBUTOR...............................................................30

FINANCIAL STATEMENTS..........................................................30

APPENDIX A (Ratings Descriptions).............................................31

APPENDIX B (Proxy Voting Policies and Procedures).............................35

THE TRUST
---------

      Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund
(formerly  the Ave Maria  Small Cap Fund)  and the Ave  Maria  Bond  Fund.  This
Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

      Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the Fund's shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper if rated A-1 by

Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

      Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

      WHEN-ISSUED SECURITIES. The Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

      When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

      U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government  obligations"  include
securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

      Agencies and instrumentalities established by the U. S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

      FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

      Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

      WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes and only in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

      INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. An investment in shares of an investment company is not insured or guaranteed by any government agency.

      EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company shares that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

      SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

      It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation; the Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

      Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

      See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

      PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

      RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

      Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

      The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

      When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.

      In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

      Under these fundamental limitations, the Fund MAY NOT:

      1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

      2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      3.    Invest 25% or more of the Fund's total assets in any one industry.

      4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

      5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

      6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

      7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

      8.    Invest for the purpose of exercising control of management.

      9. Issue senior securities as defined in the Investment Company Act of 1940, as amended, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

      10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

      12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

      13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

      With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

      The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                 PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN
                                                                                 DURING PAST 5 YEARS AND         FUND COMPLEX
                                           LENGTH OF      POSITION(S) HELD           DIRECTORSHIPS OF            OVERSEEN BY
NAME, ADDRESS AND AGE                     TIME SERVED        WITH TRUST              PUBLIC COMPANIES              TRUSTEE
---------------------                     -----------        ----------              ----------------              -------

INTERESTED TRUSTEE:
*George P. Schwartz, CFA (age 64)       Since Aug. 1992   Trustee/Chairman   President and Chief Investment           6
3707 W. Maple Road, Suite 100                                 President      Officer of Schwartz Investment
Bloomfield Hills, MI  48301                                                  Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 62)          Since Jan. 1993        Trustee       Chairman of Payroll 1, Inc.              6
3707 W. Maple Road, Suite 100                                                (payroll processing company)
Bloomfield Hills, MI  48301

John E. Barnds (age 77)                 Since Jan. 2005        Trustee       Retired First Vice President of          6
3707 W. Maple Road, Suite 100                                                National Bank of Detroit
Bloomfield Hills, MI  48301                                                  (renamed JP Morgan Chase &
                                                                             Company)

Peter F. Barry (age 81)                 Since Jan. 2004        Trustee       Retired President of Cadillac            6
3707 W. Maple Road, Suite 100                                                Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                   manufacturer of rubber and
                                                                             plastic components)

Joseph M. Grace (age 72)                Since Aug. 2007        Trustee       Retired Senior Vice President            6
3707 W. Maple Road, Suite 100                                                of National Bank of Detroit
Bloomfield Hills, MI 48301                                                   (renamed JP Morgan Chase & Co.)

Louis C. Bosco, Jr. (age 73)            Since Dec. 2008        Trustee       Partner of Bosco Development             6
3707 W. Maple Road, Suite 100                                                Company (real estate firm)
Bloomfield Hills, MI  48301

EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA (age 58)   Since Jan. 1993    Vice President    Executive Vice President  and
3707 W. Maple Road, Suite 100                               and Secretary    Secretary of Schwartz
Bloomfield Hills, MI 48301                                                   Investment Counsel, Inc.

*Timothy S. Schwartz, CFA (age 37)      Since April 2000    Treasurer and    Vice President and Treasurer of
3707 W. Maple Road, Suite 100                             Chief Compliance   Schwartz Investment Counsel,
Bloomfield Hills, MI  48301                                    Officer       Inc.

* George P. Schwartz, Richard L. Platte, Jr. and Timothy S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz is the son of George P. Schwartz.

      BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds, Peter F. Barry, Joseph M. Grace and Louis C. Bosco, Jr. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the Trust; and receiving and investigating evidence of a material violation of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2008.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's dollar range of beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2008.

                             Dollar Range of            Aggregate Dollar
                            Fund Shares Owned     Range of Shares of All Funds
Name of Trustee                 by Trustee            Overseen by Trustee
------------------------------------------------------------------------------

George P. Schwartz, CFA       Over $100,000              Over $100,000
Donald J. Dawson, Jr.       $10,001 - $50,000          $10,001 - $50,000
John E. Barnds                     None                       None
Peter F. Barry                Over $100,000              Over $100,000
Joseph M. Grace                    None                   $1 - $10,000
Louis C. Bosco, Jr.                None                       None

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. The following table provides compensation amounts paid during 2008 to each of the Trustees:

                                                                                      Total
                        Aggregate         Pension or       Estimated Annual       Compensation
                      Compensation        Retirement         Benefits Upon        From the Fund
Trustee               From the Fund    Benefits Accrued        Retirement       and Fund Complex
------------------------------------------------------------------------------------------------
George P. Schwartz*        None              None                 None                 None
Donald J. Dawson, Jr.    $ 5,500             None                 None               $ 33,000
John E. Barnds           $ 5,167             None                 None               $ 31,000
Peter F. Barry           $ 5,167             None                 None               $ 31,000
Joseph M. Grace          $ 5,167             None                 None               $ 31,000
Louis C. Bosco, Jr.**      None              None                 None                 None

*     "Interested person" of the Trust as defined by the 1940 Act.
**    Elected to the Board of Trustees on December 22, 2008.

THE INVESTMENT ADVISER
----------------------

      Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Fund's investment adviser. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of its average daily net assets. During the fiscal years ended December 31, 2008, 2007 and 2006, the Fund paid advisory fees of $403,273, $662,982 and $711,729, respectively.

      The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses the Adviser for compensation and expenses of the Trust's Chief Compliance Officer, who is an employee of the Adviser. During the fiscal year ended December 31, 2008, the Fund reimbursed the Adviser $2,238 for compensation and expenses of the Trust's Chief Compliance Officer. In addition, the Fund reimburses all officers and
Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

      By its terms, the Advisory Agreement will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      The portfolio managers for the Fund are George P. Schwartz, CFA and Timothy S. Schwartz, CFA. The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser.

OTHER ACCOUNTS MANAGED

         The following table indicates the other accounts managed by the portfolio manager as of December 31, 2008. None of these accounts has an advisory fee based on the performance of the account.

                                                                                                       Number of
                                                                                                        Accounts       Total Assets
                                                                       Total            Total         Managed with      of Accounts
                                                                     Number of        Assets of       Advisory Fee     with Advisory
           Name of                                                 Other Accounts  Other Accounts       Based on       Fee Based on
     Portfolio Manager                  Type of Accounts              Managed          Managed        Performance       Performance
     -----------------                  ----------------              -------          -------        -----------       -----------
George P. Schwartz, CFA        Registered Investment Companies:          2          $200 million           0                $ 0
                               Other Pooled Investment Vehicles:         0               $ 0               0                $ 0
                               Other Accounts:                           0               $ 0               0                $ 0

Timothy S. Schwartz, CFA       Registered Investment Companies:          1          $ 10 million           0                $ 0
                               Other Pooled Investment Vehicles:         0               $ 0               0                $ 0
                               Other Accounts:                           0               $ 0               0                $ 0

POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Fund and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for the Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Fund and the Adviser's other clients come first.

COMPENSATION

      Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, or fixed length of time over which performance is measured by George P. Schwartz in determining the portfolio managers' annual bonuses. Compensation of the portfolio managers also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund. Neither portfolio manager's compensation is directly based upon the performance of the Fund nor the value of the Fund's assets.

OWNERSHIP OF FUND SHARES

      The following table indicates the dollar value of shares of the Fund beneficially owned by the portfolio managers as of December 31, 2008:

        ----------------------------------------------------------------
                   Name of                    Dollar Value of Fund
              Portfolio Manager             Shares Beneficially Owned
        ----------------------------------------------------------------
        George P. Schwartz                     $100,001 - $500,000
        Timothy S. Schwartz                       $1 - $10,000
        ----------------------------------------------------------------

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

      Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2008, 2007 and 2006, the Fund paid brokerage commissions of $267,719, $219,740 and $199,095, respectively.

      The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by ss.28 of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2008, the amount of transactions and related commissions directed to brokers because of research services provided were $98,751,909 and $234,403, respectively.

      The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

      The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

      CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
888-726-0753, or on the Securities and Exchange Commission's website at http://www.sec.gov.

      PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

      o The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.schwartzvaluefund.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

      o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Fund. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

----------------------------------------------------------------------------------------------------------------------
                                                                                              RECEIPT OF COMPENSATION
                                                       TIMING OF RELEASE AND CONDITIONS OR    OR OTHER CONSIDERATION
NAME OF RATING                                          RESTRICTIONS ON USE OF PORTFOLIO     BY THE FUND OR AFFILIATED
OR RANKING ORGANIZATION       INFORMATION PROVIDED            HOLDINGS INFORMATION                     PARTY
----------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.           CUSIP, security           Provided monthly, with a 30-day                  None
                            description, shares/par   lag.  No formal conditions or
                            value, market value,      restrictions.
                            coupon rate, maturity
                            date and fixed income
                            survey
----------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, shares/par         Provided monthly, with a 30-day                  None
                            value, market value,      lag.  No formal conditions or
                            security description,     restrictions.  Bloomberg has
                            coupon rate, maturity     indicated that it requires all
                            date and percent of       employees to sign confidentiality
                            total net assets          agreements acknowledging all
                                                      information received during their
                                                      employment must be used for
                                                      legitimate business purposes only.
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's, Inc.     CUSIP, security           Provided monthly, with a 30-day                  None
                            description, shares/par   lag.  No formal conditions or
                            value, market value,      restrictions.  S&P has indicated
                            coupon rate, maturity     that its employees are required to
                            date and percent of       follow a code of business conduct
                            total net assets          that prohibits them from using
                                                      portfolio information for anything
                                                      other than performing their job
                                                      responsibilities; S&P employees must
                                                      certify annually that they have
                                                      followed this code of business
                                                      conduct.
----------------------------------------------------------------------------------------------------------------------
Lipper                      CUSIP, shares/par         Provided monthly, with a 30-day                  None
                            value, market value,      lag.  No formal conditions or
                            security description,     restrictions.  Lipper has indicated
                            total net assets,         that it will not trade based on the
                            coupon rate, maturity     Fund's portfolio information, and it
                            date                      prohibits its employees from any
                                                      such trading.
----------------------------------------------------------------------------------------------------------------------

      o These policies relating to disclosure of the Fund's holdings of portfolio securities do not prohibit: (i) disclosure of information to the Fund's investment adviser or to other Fund service providers, which are the Fund's administrator, distributor, custodian, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, accountants, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Fund's investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

      Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2008, 2007 and 2006, the Fund's portfolio turnover rate was 150%, 78% and 82%, respectively. The higher turnover rate during the most recent fiscal year was attributable to increased shareholder activity and repositioning of the portfolio during extraordinary market conditions.

CALCULATION OF SHARE PRICE
--------------------------

      The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Adviser to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

      As noted in the Prospectus, the Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

      AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the share price determined on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-0753 or by writing to:

                               Schwartz Value Fund
                         c/o Ultimus Fund Solutions, LLC
                           P.O. Box 46707 Cincinnati,
                                 Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES
-----

      The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things:
(1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly trade partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $9,460,235, which expires on December 31, 2016. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

      Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

      The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV

Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

      The Fund may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The table below shows the Fund's average annual total returns for periods ended December 31, 2008:

                                          One Year     Five Years      Ten Years
                                          --------     ----------      ---------
Return Before Taxes                        -35.94%       -3.69%          2.98%
Return After Taxes on Distributions        -35.98%       -4.94%          1.69%
Return After Taxes on Distributions
   and Sale of Fund Shares                 -23.30%       -2.69%          2.61%

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

                        Year Ended
                        ----------
                     December 31, 1999         -2.45%
                     December 31, 2000          9.27%
                     December 31, 2001         28.09%
                     December 31, 2002        -14.91%
                     December 31, 2003         39.28%
                     December 31, 2004         22.60%
                     December 31, 2005          3.83%
                     December 31, 2006         14.29%
                     December 31, 2007        -11.08%
                     December 31, 2008        -35.94%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2008 is -13.33%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

      In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

      As of April 1, 2009, Precision Stamping Co. Inc., together with its Profit Sharing Trust and its Employee Pension Plan, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 9.1% of the outstanding shares of the Fund; the Linda J. Baroli Trust, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 7.1% of the outstanding shares of the Fund; and Mary Jo Argenta, either individually or jointly with others, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 5.1% of the outstanding shares of the Fund.

      As of April 1, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially 2.3% of the outstanding shares of the Fund.

CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of  Deloitte  & Touche  LLP,  111 South  Wacker  Drive,  Chicago,
Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2009. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

      Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR
--------------------------------

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Fund pursuant to a Mutual Fund Services Agreement with Ultimus. Ultimus maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

      During the fiscal years ended December 31, 2008, 2007 and 2006, Ultimus received fees from the Fund of $62,171, $99,446 and $104,407, respectively.

THE DISTRIBUTOR
---------------

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of the Fund; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

      Prior to September 1, 2006, shares of the Fund were subject to a contingent deferred sales charge. During the fiscal year ended December 31, 2006, the Distributor collected $545 in contingent deferred sales charges on redemptions of Fund shares.

FINANCIAL STATEMENTS
--------------------

      The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2008.

APPENDIX A (RATINGS DESCRIPTIONS)
---------------------------------

      The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C - A preferred stock rated C is a non-paying issue.

      D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General Policy for Voting Proxies
---------------------------------
SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------
SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------
SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------
SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------
SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

      o     Ability to re-price underwater options

      o Ability to issue options with an exercise price below the stock's current market price.

      o     Ability to issue reload options.

      o     Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

      o     Requiring senior executives to hold a minimum amount of stock in the
            company   (frequently   expressed  as  a  certain  multiple  of  the
            executive's salary).

      o Requiring stock acquired through option exercise to be held for a certain period of time.

      o     Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).


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Corporate and Social Policy Issues
----------------------------------
SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.


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